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                                    EXHIBIT 23.2

                          CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Registration Statement of Spectrum Bancorporation, Inc. on Amendment No. 3 to Form S-1 of our report dated February 7, 1997 (relating to the consolidated financial statements of Decatur Corporation and Subsidiaries not presented separately herein) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference of us under the heading "Experts" in such Prospectus.

                                       Deloitte & Touche, LLP


Omaha, Nebraska
August 12, 1999